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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 16, 2004

                       CITIGROUP MORTGAGE LOAN TRUST INC.

                       (as depositor under the Indenture,
           dated as of February 1, 2004, providing for the issuance of
            Manufactured Housing Contract Trust Notes, Series 2004-A)

                       Citigroup Mortgage Loan Trust Inc.
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             (Exact name of registrant as specified in its charter)
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           Delaware                     333-107958             01-0791848
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(State or Other Jurisdiction of (Commission File Number)    (I.R.S. Employer
        Incorporation)                                   Identification Number)


390 Greenwich Street
New York, New York                         10013
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(Address of Principal Executive Offices) (Zip Code)
Registrant's telephone number, including area code: (212) 816-6000
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Item 5. Other Events

     This current report on Form 8-K relates to the monthly distribution reported to Noteholders of Origen Manufactured Housing Contract Trust 2004-A Notes, which was made August 16, 2004.

Item 7. Financial Statements and Exhibits

     (a) Not applicable

     (b) Not applicable

     (c) Exhibits

EXHIBIT NO. DESCRIPTION

    99.1 Statement to Noteholders of Origen Manufactured Housing Contract Trust 2004-A Notes dated August 16, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 20, 2004

                                        CITIGROUP MORTGAGE LOAN TRUST INC.
                                            By: Origen Servicing, Inc., as
                                                          Attorney-in-Fact
                                           By: /s/ W. Anderson Geater, Jr.
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                                                   W. Anderson Geater, Jr.
                                                   Chief Financial Officer

                               Index to Exhibits

Exhibit
Number                            Description

99.1          Statement to Noteholders of Origen Manufactured
              Housing Contract Trust 2004-A Notes dated August 16, 2004